

Cincinnati Financial Corporation

August 2012

Nasdaq: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 26, 2012, and should be considered to be effective only as of that date.
  Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website www.cinfin.com.

Cincinnati Financial at a Glance

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.2 billion 2011 premiums:
  - 69% commercial
  - 24% personal
  - 5% life
  - 2% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in approximately 75% of agencies appointed more than five years

Forbes America's Most TRUSTWORTHY Companies 2012

Forbes and GMI recognize Cincinnati Financial, operating through The Cincinnati Insurance Companies, for openness and integrity in accounting, governance and management.

Second-Quarter 2012 Highlights

- EPS of 20 cents vs. a net loss of 31 cents per share
  - Operating earnings of 17 cents per share, up 75 cents from a 2Q11 net loss of 58 cents
- Investment income was steady
- Property casualty net written premiums grew 18%
  - Direct written premiums rose 12%
- Combined ratio 109.5%
  - Catastrophes added 17.8 points
- Increased shareholder dividend for 52nd consecutive year in August 2012
  - Only nine U.S. public companies can match that record
  - Yield approximates 4%
- Excellent financial flexibility
  - Over $1 billion cash & securities at parent company
  - Low debt leverage at 14.8%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2011 was 6.0%; 2009-11 average was 12.3%
  - 4.6% VCR for YTD 6-30-12, up 1.7 points from 1H11
    - Realized plus unrealized capital gain component was 0.6 points higher
    - Operating earnings net of other components was 1.1 points higher
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 index

Increase Value for Shareholders

Measured by Value Creation Ratio (VCR)

Target for the period 2010-2014: Annual VCR averaging 12% to 15%



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
2007
2008
2009
2010
2011
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

Combined Ratio Reflects Improving Underwriting Profitability Trends

- All combined ratios in the graph below exclude the effects of catastrophe losses
- 2011 ratios also exclude the effects of $42 million reinsurance reinstatement premium


105%
100%
95%
90%
85%
80%
75%
70%
96.6%
94.7%
89.8%
106.4%
103.8%
100.6%
Year 2010
Year 2011
YTD 6-12
AY 2010 at 12 mos
AY 2011 at 12 mos
AY 2012 at 6 mos
Calendar Year basis - excl. cat. losses
Accident Year basis - excl. cat. losses

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.7% of total bond portfolio at 6-30-12, no municipal exposure exceeded 0.2%
  - 25% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.8% of publicly-traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and rise in interest rates
  - Low reliance on debt with debt-to-total-capital target < 20%
    - Non-convertible, non-callable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus; Staffed for local decision-making, agency support
  - Superior claims service, broad insurance product offerings
- Profit improvement and premium growth initiatives

Improve Profitability

- Predictive modeling tools in use to improve pricing precision
  - Workers' compensation line of business since the second half of 2009
  - Homeowner enhanced version in 2010, personal auto since late 2010
  - Commercial auto, commercial property and general liability since 2011
  - Ongoing enhancement initiatives for tools and analytics
- Data management for better underwriting and pricing decisions; long-term project continues to be developed over time
- Technology is improving efficiencies, streamlining processing for agencies and the company
- Ongoing efforts for greater efficiency and effectiveness
  - Staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels
  - 4% decrease in total staff and contractors at year-end 2011 versus 2009
    - 4% increase in field staff and 5% decrease in headquarters staff

Drive Premium Growth

- New agency appointments bring potential for growth over time
  - Target for 2012: appoint approximately 130 agencies
    - 93 appointed in 1H12, \$1.3B aggregate premiums for all carriers
    - 133 appointed in 2011, \$2.0B aggregate premiums from all carriers
- Geographic and product line expansion recent history
  - Entered Connecticut and Oregon in 2010, Colorado and Wyoming in 2009, Texas in late 2008; Continue to appoint more agencies
  - Personal lines expansion planned for 3 states beginning in 2012
  - Growing excess & surplus lines operation that began early 2008
- Net written premiums up in targeted growth areas

  Year 2011
  - \$29 million for commercial lines in new states TX,CO,CT,OR,WY
  - \$51 million for personal lines, \$21 million for E&S (both for all active states)

  First 6 months of 2012
  - Commercial up 11%, Personal up 16%, E&S up 31%
  - Total P&C up 13%, Life insurance earned premiums up 15%

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - 1% share earned in 2011 for all agencies appointed 2010
  - 6% share earned in 2010 for all agencies appointed during 2004-07
  - $42 million of $402 million total 2011 standard market new business written premiums was from agencies appointed since early 2010
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Agencies appointed during 2009-11 place $5.6 billion in annual premiums for standard lines business with all carriers they represent
  - Excess & surplus lines for all of our agents – approximately $2 billion
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States

1,375 agency relationships with 1,717 locations

(as of June 30, 2012)



Market Share:
- 1% and higher
- Less than 1%
- Entered in 2008 and 2009
- New states in 2010
- Inactive states
- Headquarters (no branches)

<u>Commercial Top Five = 43%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Personal Top Five = 62%</u>
Ohio, Georgia, Indiana, Illinois, Kentucky

<u>Market Share Top Three</u>
Ohio at 4.7%
Indiana at 2.6%
Illinois at 1.3%
Based on 2010 data excluding A&H

Appendix

Income, Dividend & Cash Flow Trends
Underwriting & Premium Growth Trends
Business Mix & Premium Growth Potential
Reserve Adequacy & Development Trends
Investment Portfolio Management & Performance
Reinsurance, Ratings & Valuation Comparison to Peers

CINCINNATI FINANCIAL CORPORATION

Income and Shareholder Dividends



$1.01 of higher catastrophe losses drove $0.94 decline in 2011 (operating basis)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
2007
2008
2009
2010
2011
6 mos 11
6 mos 12
Operating Income
Net Income
Dividends

Cash Dividend Payout Ratio

Strong Capital and Cash Flow Support Recent-Year Payout Level

- **1H12 payout ratio: 109%** (net income basis) **122%** (operating income basis)
- **2011 payout ratio reflected record-high catastrophe losses: 159%** (net income basis) **211%** (operating income basis)
- **56% average for years 2002 through 2011** (net income basis)



120%
100%
80%
60%
40%
20%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations

48% in 1H12; 103% in 2011 primarily due to record-high catastrophe losses



60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Operating Cash Flow

Record-High Catastrophe Losses Lowered Year 2011 Cash Flow



(In millions)
$600
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
1Q11
1Q12

Cincinnati Typically Outperforms the Industry



Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2007
2008
2009
2010
2011
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-11: 5-year = 6.3%, 10-year = 5.4%

Greater Pricing Precision

Is Improving Profit Margins


Renewal price increase averages in 2011 by modeled rating segments
Better = Rating segments considered higher quality
Worse = Rating segments considered lower quality
10%
8%
6%
4%
2%
0%
-2%
2.6%
5.4%
9.0%
7.2%
6.8%
10.1%
Workers' Compensation
Homeowner
Better
Middle
Worse

Premium Growth Versus Industry

As the Market Firms Our Growth Rate Is Outpacing the Industry


Property casualty net written premium growth
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
2007
2008
2009
2010
2011
Cincinnati
Estimated Industry excluding mortgage and financial guaranty (A.M. Best)

Market for 75% of Agency's Typical Risks

2011 Net Earned Premiums


Consolidated
$3.194 Billion
E&S Lines 2%
Commercial Lines 69%
Life 5%
Personal Lines 24%
Property Casualty
$3.029 Billion
Surety and Executive Risk 3%
Excess & Surplus 2%
Homeowner 10%
Personal Auto 12%
Workers' Compensation 10%
Other Personal 3%
Commercial Auto 13%
Commercial Property 17%
Specialty Packages 5%
Commercial Casualty 24%
Machinery and Equipment 1%

Premium Growth Potential Within Cincinnati Appointed Agencies

Steadily Increase Our Share of Agency Business

- Cincinnati share of estimated $30 billion total property casualty premiums produced by appointed agencies is approximately 11%


Market share per agency reporting location by year appointed
Based on 2011 standard market P&C agency written premiums
(Excludes excess and surplus lines)
1.2%
4.3%
8.5%
17.7%
1 year or less
2-5 years
6-10 years
10 years or more

New appointments also drive premium growth opportunity as the number of agency relationships has increased by 17% since the end of 2009

Property Casualty Reserves

Favorable Development for 23 Consecutive Years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



Reserve range at 12-31-11
Low end $3,677
High end $4,056
Carried at 60th percentile
In millions
$3,397
$3,498
$3,661
$3,811
$3,905
Development (Favorable)
($244)
($323)
($188)
($304)
($285)
2007
2008
2009
2010
2011

Accident Year Combined Ratios

Effect of Reserve Development from Re-estimation Is Significant



Consolidated Property Casualty
Reserve development ratio for accident years 2007 – 2010 averaged 8.5%
130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
89.2%
7.4%
95.0%
9.5%
96.2%
8.8%
98.2%
8.2%
103.9%
1.3%
100.6%
0.0%
AY 2007
AY 2008
AY 2009
AY 2010
AY 2011
AY 2012
Accident yr as of June 30, 2012
Reserve development to date
Catastrophe losses - current AY
Reinstatement premium effect*

* $42M 2011 Cat treaty reinstatement premium

Duration of loss & loss expense reserves is approximately 4.3 years, reflecting timing for majority of development.

Investment Income

1% Growth for 2011

First 6 Months 2012 Matched 1H11 (pre-tax)


$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
1H12

After-tax yield: (Bonds at amortized cost, stocks at fair value) **3.5% 3.5% 3.4%**

Pre-tax yield to book as of 12-31-11 for bonds maturing in 2012=5.3%, 2013=4.7%, 2014=5.3%

Investment Portfolio

Invest for Income and Appreciation

$12.2 billion fair value at June 30, 2012


Tax-Exempt
Fixed Maturities
$2.950
Common
Equities
$3.007
Taxable Fixed
Maturities
$6.075
Preferred
Equities
$0.132

Investment leverage: 243% at June 30, 2012

Bond portfolio fair value exceeds insurance reserves liability by 36%

Diversified Equity Portfolio*

Balances Income Stability & Capital Appreciation Potential

6.1% Compound Annual Return in 2011 Versus 2.1% for the S&P 500 Index

Largest equity holding at 6-30-12: Pepsico at 4.7% of publicly-traded common stock portfolio, 1.2% of total investment portfolio

	June 30, 2012		December 31, 2010	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Information technology	**17.1%**	19.7%	**13.0%**	18.7%
Energy	**12.8**	10.8	**12.9**	12.0
Healthcare	**12.2**	12.0	**14.1**	10.9
Consumer staples	**12.2**	11.3	**15.4**	10.6
Industrials	**12.1**	10.5	**11.7**	11.0
Financial	**9.1**	14.4	**11.7**	16.1
Consumer discretionary	**8.8**	11.0	**8.3**	10.6
Materials	**6.1**	3.4	**5.2**	3.7
Utilities	**5.4**	3.7	**4.2**	3.3
Telecom services	**4.2**	3.2	**3.5**	3.1

* Publicly traded common stocks, approximately 50 holdings

Bond Portfolio Risk Profile

$9.025 Billion at June 30, 2012

- Credit risk - A2/A average rating
  - 62% rated >=A, 34% rated BBB, 2% rated <=BB, 2% unrated
  - No European sovereign debt
  - Euro-based securities < 6% of portfolio (mostly corporate bonds)
- Interest rate risk
  - 4.3 years effective duration, 6.4 years weighted average maturity
  - Generally laddered maturity structure
    - 22% of year-end 2011 portfolio matures by 2014, 38% by 2017, 84% by 2022
  - With 24.7% of the investment portfolio invested in common stocks at 6-30-12, we estimated shareholders' equity would decline 5.0% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio (approximately 1,000 issuers)
    - Almost 75% insured at 12-31-11, 95% with underlying rating >=A3/A-
    - Texas issuers = 17%, Indiana = 11%, 13 other states each 1% to 9%
    - 65% locally issued general obligations, 35% special revenue bonds

Solid Reinsurance Program

Balances Costs with Shareholders' Equity Protection

Major Treaties (2012 Cost Estimate)	**Coverage and Retention Summary**
Property catastrophe ($59 million) Treaty has one reinstatement provision	For a single event: • Retain 100% of first $75 million in losses • Retain 51.7% for losses at $75-100 million • Retain 5.0% to 11.3% at $100-600 million • Max exposure for $500M event = $115 million
Property per risk ($37 million)	For a single loss: • Retain 100% of first $6 million in losses • Retain 0% of losses $6-25 million • Facultative reinsurance for >$25 million
Casualty per occurrence ($37 million)	For a single loss: • Retain 100% of first $6 million in losses • Retain 0% of losses $6-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual and clash coverage • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A**
Auto Owners	A++	-	-	A
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Travelers	A+	AA	Aa2	AA
Central Mutual	A	-	-	BB
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	A+
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	-	A2	A
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Selective	A	A+	A2	A
State Auto	A	-	A3	BBB+
United Fire Group	A	-	-	-
West Bend	A	-	-	BBB
Westfield	A	-	-	A
Zurich	A	A+	A2	A+
EMC	A-	-	-	BBB

Source: Rating agency websites as of August 15, 2012. Ratings are under continuous review and subject to change and/or affirmation.

Valuation Comparison to Peers


Ratio of closing price on 08-10-12 to latest reported tangible book value
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Chubb
WR Berkley
Cincinnati
Travelers
Median
Allstate
Selective
State Auto
United Fire
Hanover
Hartford